                                                                   EXHIBIT 10.24

                        AGREEMENT AND FOURTH AMENDMENT
                              TO CREDIT AGREEMENT

                                 P A R T I E S:

     This Agreement and Fourth Amendment to Credit Agreement (this "Agreement")
                                                                    ---------
is entered into effective as of the 31st day of December, 1996, by and among STEVENS INTERNATIONAL, INC. (the "Borrower"), PMC LIQUIDATION, INC. and PRINTING
                                  --------
AND PACKAGING EQUIPMENT FINANCE CORPORATION (individually a "Guarantor" and
                                                             ---------
together, the "Guarantors"), and BANK OF AMERICA TEXAS, N.A. (the "Bank").
               ----------                                          ----

                              R E F E R E N C E S:

     Reference is made to the following:

           a.  Credit Agreement (as amended, the "Credit Agreement") dated as of
                                                  ----------------
           May 16, 1995 by and between Bank and Borrower, as amended by that certain- First Amendment to Credit Agreement entered into effective as of August 15, 1995, by and between Bank and Borrower, as further amended by that certain Second Amendment to Credit Agreement entered into effective as of December 29, 1995, by and between Bank and Borrower, and as further amended by that certain Third Amendment to Credit Agreement entered into effective as of May 13, 1996;

          b. Second Amended and Restated Master Note: Reference Rate Related (the "Note") dated August 15, 1995, in the principal amount of
                ----
          $27,000,000.00 made by Borrower and payable to Bank, as heretofore amended and modified, which Note was in renewal and extension of that Amended and Restated Master Note: Reference Rate Related, dated May 16, 1995 in the principal amount of $22,000,000.00, and that Revolving Credit Note dated April 26, 1994, in the original principal sum of $20,000,000.00, executed by Borrower, payable to the order of Bank One, Milwaukee, National Association;

          c. All other documents executed in connection with or as security for the Credit Agreement and the Note (together, and including any and all further renewals, extensions, amendments and modifications thereto, the "Loan Documents").
               --------------

     Capitalized terms used in this Agreement and not defined in this Agreement shall have the meanings given such terms in the Credit Agreement.

                                R E C I T A L S:

     a.   Defaults (the "Existing Defaults") have occurred under the Credit
                         -----------------
          Agreement and the Loan Documents by reason of the following acts or omissions:

              1. Violation of Section 11.6 based upon judgments in an aggregate amount not to exceed $600,000.00.

              2. Violation of Section 11.8 of the Credit Agreement based upon default under the Subordinated Debt.

              3. Violation of Section 11.9 of the Credit Agreement based upon non-compliance with Section 8.3 (Other Debts) (loan from Paul Stevens).

              4. Violation of Section 11.1 of the Credit Agreement based upon non-compliance with Section 7.13 (ERISA Plans).

              5. Violation of Section 11.12 of the Credit Agreement, based upon non-compliance with Section 9.3 for periods ending June 30, 1996, September 30, 1996 and December 31, 1996 (Debt Coverage Ratio).

              6. Violation of Section 11.13 of the Credit Agreement based upon non-compliance with Section 7.7 (Lawsuits), in an aggregate amount sought not to exceed $1,900,000.00, Section 7.10 (Other Obligations) and Section 8.20 (Payment of Debt).

     b.  As of the date hereof, the Existing Defaults remain uncured.

         c. Borrower has requested that Bank forbear temporarily from accelerating the maturity of principal of the Note and that Bank forbear temporarily from exercising Bank's rights and remedies under the Loan Documents.

         d. Borrower has requested Bank's forbearance, as described above, in order to permit Borrower the opportunity to consummate the sale of its Bernal Division to G. R. Investment Group, or assigns.

         e. Bank is not willing to waive the Existing Defaults but has agreed to forebear, as requested above by Borrower, subject to the terms and conditions of this Agreement including, without limitation, the amendments to the Credit Agreement set forth herein; provided, however, Bank has exercised its rights under Section 2.2(c) of the Intercreditor Agreement and initiated the initial standstill period specified therein.

                              A G R E E M E N T S:

     Now, therefore, in consideration of the premises stated above and other good and valuable consideration, the receipt and adequacy of which are acknowledged and confessed hereby, the parties agree as follows:

     1.  Forbearance.  The Existing Defaults are not waived and shall continue
         -----------
to exist; however, subject to the terms and conditions set forth in this Agreement and expressly conditioned upon satisfaction and fulfillment of each of the conditions precedent set forth in Section 2 below, Bank agrees to forbear
                                      ---------
from accelerating the maturity of and demanding immediate payment of the principal of the Note and other than exercising its rights under the Intercreditor Agreement to forbear from exercising Bank's rights under the Loan Documents to the extent that such rights arise solely as a result of the Existing Defaults for a period beginning on the date of this Agreement and ending on the Expiration Date (as defined below).

     2.  Conditions Precedent.  The following are conditions precedent to Bank's
         --------------------
agreement as set forth in Section 1, above:
                          ---------

         a. Borrower and the Guarantors shall have executed and delivered this Agreement to Bank not later than 5:00 p.m., January 20, 1997;

         b. Borrower shall have delivered to Bank a payment of principal in an amount of at least $2,000,000;

         c. Borrower shall deliver to Bank appropriate officer certificates in connection with the execution and delivery of this Agreement;

         d. Borrower shall not have breached any of the terms, conditions, representations, warranties, or agreements of Borrower under this Agreement; and

         e. No default under the Loan Agreement other than the Existing Defaults shall have occurred and be continuing.

If any of the terms of this Section 2 are not satisfied and fulfilled in a
                            ---------
timely manner, then the forbearance referred to in Section 1 is void ab initio
                                                   ---------         ---------
and shall be of no force or effect; and the parties shall be relegated to their respective positions they occupied prior to the execution of this Agreement.

     3.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended
         ------------------------------
as follows:

     a.  Additional Definitions.  Article 1 of the Credit Agreement is hereby
         -----------------------
amended by the addition of the following definitions:

     "Account" shall have the meaning stated in the Texas Uniform Commercial
      -------
Code.

     "Account Debtor" means a person who is obligated to Borrower under an
      --------------
Account of Borrower.

     "Bernal Division" means that certain division of Borrower which was
      ---------------
acquired pursuant to Borrower's merger with Zerand-Bernal Group, Inc., a Delaware corporation, on December 21, 1995.

     "Bernal Sale Date" means that date on which Borrower sells its Bernal
      ----------------
Division and the Bank releases its liens upon the associated Bernal Division assets.

     "Borrowing Base Advance Cap" means at any time an amount equal to the
      --------------------------
lesser of:

     (i)  $27,000,000.00; or

     (ii)  the sum of:

                   (A)  80% of the amount of Eligible Accounts; plus

                   (B)  the lesser of (A) $4,500,000.00; or (B) 25% of the
      amount of Eligible Inventory; plus

                   (C)  $19,000,000.

     "Borrowing Base Certificate" means a certificate detailing all Eligible
      --------------------------
Accounts and Eligible Inventory which has been or is being used in determining availability for an advance or letter of credit issuance under the Revolving Line of Credit, such report to be in form acceptable to Bank.

     "Collection Account" means account no. 2605900174 maintained with Bank into
      ------------------
which collections from Borrower's Accounts will be deposited pursuant to Section
5.11 of this Credit Agreement.

     "Concentration Limit" means, for each Account Debtor, at the time of any
      -------------------
determination thereof, an amount that is equal to 10% of all Borrower's Accounts existing at such time; provided, however, that the Concentration Limit for each of Riverwood International, James River Corp. and Universal Packaging Corp. shall be an amount that is equal to 20% of Borrower's aggregate Accounts existing at such time.

     "Eligible Accounts" means, at the time of any determination thereof, each
      -----------------
of Borrower's Accounts as to which the following requirements have been fulfilled to the satisfaction of Bank:

         (a) Such Account is a valid, legally enforceable obligation of the person who is obligated under such Account for goods sold and actually delivered to, and accepted by, such Account Debtor and to which Borrower has relinquished all possession and control, or for services actually performed by Borrower, each in the ordinary course of Borrower's business;

         (b) No significant or material conditions remain to be satisfied by Borrower before Borrower is entitled to receive payment on the Account and such Account does not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the Account Debtor may be conditional or contingent;

         (c) Such Account shall have excluded therefrom any portion that is subject to any dispute, offset, counterclaim or other claim or defense on the part of the Account Debtor or to any claim on the part of the Account Debtor denying liability under such Account, and to the extent that any credit balance exists in favor of such Account Debtor, the amount of such credit balance shall be deducted from such Account;

         (d) Such Account has been invoiced to the Account Debtor by Borrower as reflected by an invoice in the amount of the Account;

         (e) Borrower has lawful and absolute title to such Account, and such Account is subject to a fully perfected first priority security interest in favor of Bank pursuant to this Credit Agreement, prior to the rights of, and enforceable as such against, any other person, and such Account is not subject to any security interest or lien in favor of any person other than Permitted Liens;

         (f) No Account Debtor in respect of such Account is an employee, affiliate, parent or subsidiary of Borrower, or an entity which has common officers or directors with Borrower;

         (g) No Account Debtor with respect to such Account is the United States of America, or any political subdivision, department, agency or instrumentality thereof unless Bank approves such Account in writing and the Federal Assignment of Claims Act of 1940, as amended, has been complied with in a manner satisfactory to Bank;

         (h) No Account Debtor with respect to such Account is a foreign government or is a person or entity located in a foreign jurisdiction or organized under the laws of a foreign government, unless the Account is supported by a letter of credit satisfactory to Bank in its sole discretion and issued by a bank satisfactory to Bank in its sole discretion;

         (i) No Account Debtor with respect to such Account is any state, county, city, town or municipality or any political subdivision, department, agency or instrumentality thereof;

         (j) Such Account shall have excluded therefrom an amount equal to all amounts owed to such Account Debtor by Borrower for goods purchased or services performed for Borrower; to the extent the amount of the Account exceeds the amounts owed such Account Debtor by Borrower, such excess shall not be excluded;

         (k) Such Account is not in default. An Account shall be considered to be in default for purposes of this definition if any of the following occur:

               (i) Such Account has been due and payable for 90 days or more from the date of invoice; provided, however, that if the Account arises from a final billing for a purchase of machinery or equipment, then such Account shall be eligible for up to 180 days from the date of invoice; or

              (ii) the Account Debtor in respect of such Account (A) has suspended business, made a general assignment for the benefit of creditors or is failing to pay its debts generally as they come due; or (B) has filed, or had filed against it, a petition under any bankruptcy law or any other law or laws for the relief of debtors;

         (l) No Account Debtor in respect of such Account is in default (as defined in subsection (k) above) on 20% or more of its Accounts with Borrower;

         (m) Such Account is not evidenced by any chattel paper, promissory note or other instrument;

         (n) Such Account shall have excluded therefrom the amount of such Account in excess of the Account Debtor's Concentration Limit; and

         (o) Such Account is otherwise acceptable to Bank in its sole reasonable discretion.

     "Eligible Inventory" means, at the time of determination thereof, all of
      ------------------
Borrower's inventory, valued at the lowest of (a) Borrower's cost, (b) current market (as determined by Borrower), or (c) Bank's independent determination of the resale value of such inventory in such quantities and on such terms as Bank deems appropriate in its sole discretion, and in all instances as to which the following requirements have been fulfilled to the reasonable satisfaction of
Bank:

         (i) The inventory is owned by Borrower free and clear of all liens in favor of third parties except for Permitted Liens;

         (ii) The inventory is permanently located at locations which Borrower has disclosed to Bank and which are acceptable to Bank in its sole reasonable discretion; provided, however, that inventory which is in transit in the U.S. shall be eligible if it is covered by a commercial letter of credit issued by Bank or a financial institution acceptable to Bank and the seller of such inventory is required to present shipping or title documents to Bank as a condition of obtaining payment;

        (iii) If the inventory is covered by a negotiable document of title (such as a warehouse receipt), such negotiable document has been delivered to Bank;

         (iv) The inventory is held for sale or use in the ordinary course of Borrower's business;

          (v) The inventory is of good and merchantable quality, and inventory which is obsolete, unsalable, damaged, defective, discontinued or slow moving or which has been returned by the buyer shall be excluded;

         (vi) Inventory will not include finished goods, graphite, foreign inventory, work-in-progress, demo's, cut stock or packaging and shipping materials, but may include large, single, easily identified component parts which are finished goods and are resellable or returnable at a nominal restocking charge provided that such component parts have not been included in any progress billings;

        (vii) Inventory arising from trade-ins may be included in an amount no greater than the discount allowance reflected on the invoice, for a period of not more than 120 days from the date of invoice;

       (viii) The inventory is not placed on consignment; and

         (ix) The inventory is otherwise acceptable to Bank in its sole discretion.

         "Revolving Line of Credit" means the committed line of credit for
          ------------------------
     advances in an amount outstanding at any time not to exceed $27,000,000.00.


         "Revolving Line of Credit Rate" means a floating rate per annum equal
          -----------------------------
     to the Reference Rate plus 1.75%

         b.  The Loans.  Article 2 of the Credit Agreement, Line of Credit and
             ---------                                      ------------------
Letter of Credit Facility Amount and Terms, is hereby deleted in its entirety
------------------------------------------
and replaced with the following:

                              2.  LOANS AND TERMS.
                              --------------------

         2.1  The Loans.  The Loans are initially made to refinance and
              ---------
restructure amounts outstanding under the Credit Agreement as of the date of this Amendment and are made upon the terms and conditions of the Credit Agreement and the following terms and conditions. From and after December 31, 1996 the Offshore Rate will no longer be available to Borrower and the Loans shall bear interest as specified below.

         2.2  Revolving Line of Credit.
              ------------------------

              (a) The term "Expiration Date" is amended to mean the earliest to
                            ---------------
occur of (i) the Bernal Sale Date (as defined below) or (ii) the date any holder of any portion of the Subordinated Debt accelerates the maturity of any principal of the Subordinated Debt or otherwise pursues any rights or remedies it may have pursuant to the documents evidencing the Subordinated Debt, or (iii) the date any Default or Potential Default other than the Existing Defaults occurs under the Loan Documents, or (iv) 5:00 p.m., February 28, 1997. In the event any of the following occur such event shall be a Default, not an Existing
Default: (i) the aggregate unpaid balance of all installment payments required under Internal Revenue Code (S) 412(m), including interest, or any other payments required under IRC (S) 412 or ERISA (S) 302, including interest, under each of the Borrower's defined benefit pension plans at any time exceeds $900,000.00, (ii) the aggregate amount of judgments against the Borrower at any time exceeds $600,000.00 or any action shall be commenced to enforce any judgment by execution, attachment, garnishment, levy or other process, or (iii) the aggregate amount of damages sought in all lawsuits against the Borrower at any time exceeds $1,900,000.00. The Loans shall be evidenced by the Note, and the Loans shall be considered for all purposes to be debt and obligations created and evidenced by the Credit Agreement. During the availability period described below, the Bank will provide the Revolving Line of Credit to the Borrower. The Borrower agrees that it will use the proceeds of each advance under the Revolving Line of Credit only for working capital and other purposes permitted by Section 9.4 of the Credit Agreement. The amount of the Revolving Line of Credit (the "Commitment") is an amount of up to
                     ----------
$27,000,000.00; provided, however, at no time shall the principal amount of the Loans plus the face amount of all outstanding letters of credit exceed the Borrowing Base Advance Cap.

             (b) This is a revolving line of credit for advances with a within line facility for letters of credit. During the availability period, Borrower may repay principal amounts and re-borrow them.

             (c) The Borrower agrees not to permit the outstanding principal balance of the Revolving Line of Credit plus the outstanding amounts of all letters of credit, including amounts drawn on letters of credit and not yet reimbursed, to exceed the Borrowing Base Advance Cap. If such amounts outstanding exceed the Borrowing Base Advance Cap, the Borrower will immediately pay the excess to the Bank upon the Bank's demand. The Bank may apply payments received from the Borrower under this Paragraph to the obligations of the Borrower to the Bank in the order and the manner as the Bank, in its discretion, may determine.

         2.3  Availability Period.  The Revolving Line of Credit is available
              -------------------
between the date of this Amendment and the Expiration Date unless a Potential Event of Default or an Event of Default, other than the Existing Defaults, has occurred and is continuing. If a material Potential Event of Default (as determined in the Bank's sole discretion) or an Event of Default occurs, other than the Existing Defaults, then the Bank may terminate the availability period and immediately cease making advances hereunder. If an Event of Default occurs, other than the Existing Defaults, then in addition to the Bank's other remedies, the Bank may require the Borrower to repay any amounts outstanding under the Revolving Line of Credit immediately.

         2.4  Revolving Line of Credit Interest Rate.  Each advance under the
              --------------------------------------
Revolving Line of Credit shall bear interest on the outstanding principal amount thereof from the later to occur of December 31, 1996 or the date of such advance at the lesser of (a) the Maximum Rate, or (b) the Revolving Line of Credit Rate. Notwithstanding the foregoing, if at any time the Revolving Line of Credit Rate shall exceed the Maximum Rate and thereafter the Revolving Line of Credit Rate shall become less than the Maximum Rate, the rate of interest payable shall be the Maximum Rate until the Bank shall have received the amount of interest it otherwise would have received if the interest payable had not been limited by the Maximum Rate during the period of time the Revolving Line of Credit Rate exceeded the Maximum Rate.

         2.5  Conditions to Each Advance Under Revolving Line of Credit.  Before
              ---------------------------------------------------------
each extension of credit under the Revolving Line of Credit, including the first advance made after December 31, 1996, Borrower will deliver the following to Bank:

             (a) A Borrowing Base and Compliance Certificate, in form and detail satisfactory to the Bank;

             (b) If requested by Bank, copies of the invoices or the record of invoices from Borrower's sales journal for each Eligible Account and a listing of the names and address of each Account Debtor obligated on such Eligible Accounts; and

             (c) If requested by Bank, copies of the delivery receipts, purchase orders, shipping instructions, bills of lading or other documentation pertaining to such Eligible Accounts.

         2.6  Repayment Terms of Revolving Line of Credit.
               ------------------------------------------

              (a) Except for advances made after the Expiration Date pursuant to Letters of Credit which expire after the Expiration Date, Borrower will repay in full all principal and any unpaid interest and other charges outstanding under the Revolving Line of Credit no later than the Expiration Date, Borrower will pay the amount of each advance made after the Expiration Date pursuant to any Letter of Credit that expires after the Expiration Date, together with interest thereon at the Revolving Line of Credit Rate, within 60 days after the Bank makes such advance.

         2.7  Letters of Credit.  The Revolving Line of Credit may be used for
              -----------------
financing standby letters of credit with a maximum maturity of 12 months unless otherwise agreed to by Bank in its sole discretion on a case-by-case basis; provided, however no letters of credit may have terms that extend beyond the Expiration Date unless otherwise agreed to by Bank in its sole discretion on a case-by-case basis.

              The Borrower agrees:

              (a) any sum drawn under a letter of credit may, at the option of the Bank, be added to the principal amount outstanding under the Revolving Line of Credit, which amount will bear interest and be due as described elsewhere in this Agreement;

              (b) the issuance of any letter of credit and any amendment to a letter of credit is subject to the Bank's written approval and must be in form and content reasonably satisfactory to the Bank;

              (c) to sign the Bank's form Application and Agreement for Standby Letter of Credit;

              (d) to pay the Bank's standard amendment and negotiation fees, as applicable, and the issuance fees set forth in Section 3.1 to the Credit Agreement; and

              (e) to allow the Bank to automatically charge the Operating Account for applicable fees, discounts, and other charges.

         2.8  Late Payments.  In addition to the interest payments provided for
              -------------
     above, any amount which is not paid when due under this Agreement (including payments of interest) shall bear interest as provided in Section
     5.8 of the Credit Agreement.

         c.  Fees and Expenses.  Article 3 of the Credit Agreement, Fees and
             -----------------                                      --------
Expenses, is hereby amended by the addition of the following provisions:
--------

         3.5  Advance Fees.  Subject to the provisions of Section 12.14 of the
              ------------
     Credit Agreement, Borrower agrees to pay an advance fee in the amount of $50.00 at the time of each advance under the Revolving Line of Credit.

          3.6  Fee.  Borrower agrees to pay Bank on the date of this Agreement,
               ---
     a forbearance fee in the amount of $22,500.00.

     d.  Disbursements, Payments and Costs.  Article 5 of the Credit Agreement,
         ---------------------------------
Disbursements, Payments and Costs, is hereby amended by the addition of the
---------------------------------
following provision:

          5.11  Payments to Collection Account.  Borrower shall notify all
                ------------------------------
     Account Debtors to make all payments under its Accounts to the Collection Account, and shall provide Bank with reasonable evidence of such notification. In the event that any Account Debtor does make any payment directly to Borrower, Borrower shall promptly deposit such amounts into the Collection Account. Borrower and Bank each acknowledge and agree that the Collection Account is under the exclusive dominion and control of Bank. Withdrawals from the Collection Account by Borrower shall not be permitted. Bank may from day to day apply the entire balance of the Collection Account to the outstanding principal balance of the Revolving Line of Credit and transfer any remaining amounts on deposit into the Operating Account; however, Bank has absolutely no duty to make any such transfer and at any time may refuse to transfer any funds until all obligations of Borrower under this Credit Agreement have been satisfied. Any checks deposited into the Collection Account which are returned unpaid will be charged against the Operating Account.

         e. Subsections 8.2(d)-(f) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

             (d) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, statements showing an aging and reconciliation of the Borrower's receivables as of the end of the preceding month.

             (e) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, a statement showing an aging of accounts payable as of the end of the preceding month.

             (f) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, an inventory listing and segment backlog schedules, by company as of the end of the preceding month; the listing must include a description of the inventory, its location and cost, and such other information as the Bank may reasonably require.

         f.  Section 8.2 of the Credit Agreement, Financial Information, is
                                                  ---------------------
hereby amended by the addition of the following subsections:

             (j) Prior to the beginning of each fiscal quarter of Borrower, Borrower's quarterly operating projections for such fiscal quarter, in form, substance and detail reasonably satisfactory to the Bank.

             (k) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, a statement showing a listing of all foreign Accounts and all Accounts not secured by letters of credit as of the end of the preceding month.

             (l) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, a list of all deposits by Borrower's customers which are held by Borrower as of the end of the preceding month.

             (m) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, a report showing a listing of Borrower's contract receivables including material terms and the expected payment due dates as of the end of the preceding month.

             (n) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, a report classifying Borrower's inventory balances, including a reconciliation of Borrower's books and records with applicable tax classifications and a list of Borrower's inventory which is currently located in any foreign country as of the end of the preceding month.

             (o) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, a list of any loaner equipment being used by Borrower as of the end of the preceding month.

             (p) On February 14, 1997, and three days after the Bernal Sale Date, a percentage of completion balance sheet and footnotes report as of the end of the preceding month.

             (q) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, a list all unbilled Accounts together with the expected delivery date for the goods to be delivered in connection with such Account as of the end of the preceding month.

             (r) On January 30, 1997, February 20, 1997 and on the Bernal Sale Date, a Borrower prepared and reasonably detailed balance sheet, profit and loss statement and cash flow statement for the previous month.

             (s) On Tuesday of each week, a weekly consolidated cash forecast for the week of delivery.

     4.  Representations and Warranties.  Borrower and each Guarantor hereby
         ------------------------------
represent and warrant to Bank as follows:

         a. Borrower and each Guarantor has the power and authority to execute and deliver this Agreement and each of the other documents and instruments to which it is a party and to consummate the transactions and perform its obligations contemplated hereby and thereby.

         b. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary actions of Borrower and each Guarantor. This Agreement constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against each of them in accordance with its terms.

         c.  The consummation of the transactions contemplated hereby will not
(i) violate any provision of the organizational documents or governing instruments of Borrower or either Guarantor, (ii) violate any judgment, order, ruling, injunction, degree or award of any court, administrative agency or governmental body against, or binding upon, Borrower or either Guarantor, or
(iii) constitute a violation by Borrower or either Guarantor of any law or regulation of any jurisdiction applicable to Borrower or either Guarantor.

         d. This Agreement was reviewed by both Guarantors and by Borrower and/or its authorized officer, each of whom acknowledges and agrees that he (i) understands fully the terms of this Agreement and the consequences of the execution hereof, (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as he may wish, and (iii) has entered into this Agreement of its own free will and accord and without threat or duress.

         e. This Agreement and all information furnished to Bank is made and furnished in good faith, for value and valuable consideration, and has not been made or induced by any fraud, duress or undue influence exercised by Bank or any other person.

     5.  Miscellaneous.
         --------------

         a.  Misrepresentation.  Borrower and each Guarantor shall jointly and
             -----------------
severally indemnify and hold Bank harmless from and against any losses, damages, costs and expenses (including attorneys' fees) incurred by Bank as a direct or indirect result of (i) breach of any representation or warranty contained in this Agreement, or (ii) any breach or default under any of the covenants or agreements contained in this Agreement.

         b.  Covenants and Agreements.  Borrower hereby agrees and acknowledges
             ------------------------
that it is well and truly indebted to Bank pursuant to the terms of the Note and the Credit Agreement and hereby agrees to observe, comply with and perform all of the obligations, terms and conditions under or in connection with the Credit Agreement.

         c.  Ratification of Liens and Security Interests.  Borrower and each
             --------------------------------------------
Guarantor hereby acknowledge and agree that the liens and security interests of the Credit Agreement and the Loan Documents are valid and subsisting liens and security interests and are superior to all other liens and security interests.

         d.  Full Force and Effect.  Except as otherwise expressly modified
             ---------------------
hereby, all terms and provisions of the Credit Agreement, the Note, and the other Loan Documents hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         e.  Subordination and Waiver of Subrogation.  Notwithstanding any
             ---------------------------------------
payment or payments made by either Guarantor on behalf of or for the account of Borrower, neither Guarantor shall be subrogated to any rights of Bank. Any claim of either Guarantor against the Borrower arising from any payment or payments made by Guarantor by reason of this Agreement or otherwise shall be in all respects subordinated to the full and complete payment and discharge of the indebtedness of Borrower to Bank; and no payment by Guarantor by reason of this Agreement or otherwise shall give rise to any claim of either Guarantor against Bank. Neither Guarantor will assign or otherwise transfer any such claim against Borrower to any other person or entity.

         f.  No Waiver.  Borrower and each Guarantor agree that nothing
             ---------
contained in this Agreement shall affect or impair the validity or priority of the liens and security interests under any of the Loan Documents.

         g.  RELEASES.  BORROWER AND EACH GUARANTOR FULLY, COMPLETELY AND
             --------
FOREVER RELEASES THE BANK AND ITS PRESENT AND FORMER AFFILIATES, SUBSIDIARIES, AGENTS, ATTORNEYS, APPRAISERS, CONSULTANTS, EMPLOYEES, OFFICERS, DIRECTORS, STOCKHOLDERS, SUCCESSORS AND ASSIGNS ("OTHER RELEASED PARTIES") FROM ANY
                                       ----------------------

DEMANDS, CLAIMS AND CAUSES OF ACTION EXISTING AS OF THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, WHETHER FOR KNOWN OR UNKNOWN DAMAGES OR ANY OTHER RELIEF, INCLUDING, BUT NOT LIMITED TO, DEMANDS, CLAIMS, CAUSES OF ACTION OR DAMAGES DIRECTLY OR INDIRECTLY RELATING TO OR BASED ON:

             (I) ANY AND ALL TRANSACTIONS RELATING TO THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AS AMENDED FROM TIME TO TIME, INCLUDING, WITHOUT LIMITATION, ANY LOSS, EXPENSES AND/OR DETRIMENT OF ANY KIND OR CHARACTER GROWING OUT OF OR IN ANY WAY RESULTING FROM THE ACTS OR OMISSIONS OF BANK OR THE OTHER RELEASED PARTIES;

             (II) ANY LOSS, COST OR DAMAGE IN CONNECTION WITH ANY BREACH OF FIDUCIARY DUTY, FRAUD, BREACH OF A DUTY OF GOOD FAITH AND FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, IMPAIRMENT OF COLLATERAL, VIOLATIONS OF THE BANK TYING ACT (12 U.S.C. (S) 1971, ET SEQ.), UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTERESTS, NEGLIGENCE, BAD FAITH, MALPRACTICE, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, OR CONSPIRACY; AND

             (III) ANY OTHER CLAIM BASED ON CONTRACT, TORT, COMMON LAW, OR ANY RIGHT CREATED BY A STATUTE OR REGULATION PROMULGATED BY ANY GOVERNMENT AGENCY.

          THE ABOVE LISTING OF DEMANDS, CLAIMS AND CAUSES OF ACTION RELEASED IS NOT EXCLUSIVE OR EXHAUSTIVE. IT IS THE EXPRESS INTENTION OF THE BORROWER AND GUARANTORS TO RELEASE AND FORGIVE THE BANK OF ALL DEMANDS, CLAIMS AND CAUSES OF ACTION FROM THE PAST AND HAVE A FRESH START FROM THIS DAY FORWARD. BORROWER AND EACH GUARANTOR, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, COVENANT AND AGREE NOT TO SUE, INSTITUTE, OR COOPERATE IN THE INSTITUTION, COMMENCEMENT, FILING, OR PROSECUTION OF ANY SUIT, ADMINISTRATIVE PROCEEDING, DEMAND, CLAIM OR CAUSE OF ACTION ARISING FROM ANY ASPECT OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS, AS AMENDED, WHETHER ASSERTED INDIVIDUALLY OR

DERIVATIVELY OR IN ANY CAPACITY AGAINST BANK OR THE OTHER RELEASED PARTIES. FURTHERMORE, BORROWER AND EACH GUARANTOR REPRESENT AND WARRANT THAT THEY HAVE NOT ASSIGNED, AND WILL NOT HEREAFTER ASSIGN, ANY OF THEIR ALLEGED CLAIMS OR CAUSES OF ACTION, OF ANY KIND OR NATURE WHATSOEVER, AGAINST THE BANK OR THE OTHER RELEASED PARTIES TO ANY PERSON OR ENTITY, SO THAT NO OTHER PARTY IS IN A POSITION TO ASSERT ANY SUCH CLAIM OR CAUSE OF ACTION. BORROWER AND EACH GUARANTOR DECLARES THAT NEITHER BORROWER NOR EITHER GUARANTOR HAS ANY SET-OFF, COUNTERCLAIM, DEFENSE OR OTHER CAUSES OF ACTION (TOGETHER, THE "COUNTERCLAIMS")
                                                                ---------------
AGAINST BANK ARISING OUT OF THE TRANSACTIONS EVIDENCED BY THE NOTE, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, ANY TRANSACTIONS THAT WERE RENEWED OR EXTENDED BY THE LOAN DOCUMENTS, OR ANY OTHER TRANSACTION WITH BANK. TO THE EXTENT ANY COUNTERCLAIMS MAY EXIST, WHETHER KNOWN OR UNKNOWN, SUCH ARE WAIVED AND RELEASED HEREBY BY BORROWER AND EACH GUARANTOR.

         h.  Hold Harmless.  Borrower and each Guarantor agree to indemnify and
             -------------
hold Bank harmless from any and all Counterclaims that Borrower, or either Guarantor or any other person or entity claiming by, through, or under Borrower or either Guarantor may at any time assert against Bank.

         i.  Costs and Expenses.  Borrower agrees to pay to Bank the reasonable
             ------------------
attorneys' fees and expenses of Bank's counsel, filing and recording fees and other reasonable expenses incurred by Bank in connection with this Agreement and the transactions contemplated hereby.

         j.  No Commitment.  Borrower and each Guarantor agree that Bank has
             -------------
made no commitment or other agreement regarding the Note, the Credit Agreement, or the Loan Documents, except as expressly set forth in the Loan Documents and this Agreement. Borrower and each Guarantor warrant and represent that neither Borrower nor either Guarantor will rely on any commitment, further agreement to forbear or other agreement on the part of Bank unless such commitment or agreement is in writing and signed by Bank.

         k.  Survival.  All representations, warranties, covenants and
             --------
agreements of the parties made in this Agreement shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

         l.  Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         m.  Modifications and Waivers.  No delay on the part of Bank in
             -------------------------
exercising any
right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. No waiver or modification, discharge or amendment of this Agreement will be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

         n.  Entire Agreement.  This Agreement, together with the other
             ----------------
documents and instruments referenced herein, contains the entire agreement between the parties relating to the transaction contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements, whether written or oral, are merged herein.

         o.  Governing Law.  This Agreement shall be construed in accordance
             -------------
with the applicable laws of the State of Texas and applicable federal law. In the event of a dispute involving this Agreement or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas.

         p.  Counterparts.  This Agreement may be executed in one or more
             ------------
counterparts, all of which when taken together shall be deemed to be one original.

         q.  Time of Essence.  The parties to this Agreement have agreed
             ---------------
specifically with regard to the times for performance set forth in this Agreement. Further, the parties to this Agreement acknowledge that the agreements with regard to the times for performance are material to this Agreement. Therefore, the parties agree and acknowledge that time is of the essence to this Agreement.

         r.  Acknowledgment of Debt and Ratification of Security Documents.
             -------------------------------------------------------------
Borrower and each Guarantor agree that (i) as of December 30, 1996 $23,136,000.00 in principal was outstanding and letters of credit with a combined availability of $3,190,578.60 were outstanding and (ii) those certain security documents (as heretofore amended, the "Security Documents"), which are
                                                ------------------
more fully described in Exhibit A attached to that certain Master Amendment to Security Documents, dated May 16, 1995, executed by Guarantors and Borrower in favor of the Bank, in addition to securing all other amounts presently secured by the Security Documents, are hereby amended so that all references in the Security Documents to the amount of the principal obligation secured under the Note are hereby acknowledged and agreed to include, without limitation, all amounts outstanding from time to time under the Revolving Credit Line as amended hereby. Except as modified by the terms of this subsection r, the Security Documents shall remain unchanged; and the same are in full force and effect as of the date hereof. Borrower and each Guarantor hereby ratify the rights, titles, liens and security interests under the Security Documents existing in favor of Bank.

         s.  Ratification of Guaranties. The Guarantors agree that that certain
             --------------------------
Business Loan Continuing Guaranty, dated May 16, 1995 (the "Guaranty"), executed
                                                            --------
by the Guarantors in favor of the Bank, shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the Guarantors enforceable against Guarantors in accordance with its terms. Furthermore, the Guarantors hereby agree and acknowledge that (a) the obligations, indebtedness and liabilities arising in connection with this Agreement constitute "Debt," as such term is defined in the Guaranty, (b) as of the date hereof, the Guaranty is not subject to any claims, defenses or offsets,
(c) nothing contained in this Agreement shall adversely affect any right or remedy of Bank under the Guaranty, and (d) the execution and delivery of the Agreement shall in no way reduce, impair or discharge any obligations of the Guarantors pursuant to the Guaranty.

         t.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL
             ----------------------------------------------------------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
-------------------------------------------------------------------------------
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
-------------------------------------------------------------

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     ----------------------------------------------------------

     Executed effective the 31st day of December, 1996.

BANK OF AMERICA TEXAS, N.A.      STEVENS INTERNATIONAL, INC.,
                                 formerly known as Stevens Graphics Corporation

By: /s/ Jay W. Denny             By:  /s/ George A. Wiederaenders
    -----------------------         -----------------------------------
Name:   Jay W. Denny             Name:    George A. Wiederaenders
     ----------------------           ---------------------------------
Title:  Vice President           Title:   Treasurer & Chief Accounting
      ---------------------            --------------------------------
                                          Officer
                                       --------------------------------

                                   GUARANTORS:
                                   -----------

                                   PMC LIQUIDATION, INC.


                                   By: /s/ George A. Wiederaenders
                                      ---------------------------------
                                   Name:   George A. Wiederaenders
                                        -------------------------------
                                   Title:  Chief Accounting Officer
                                         ------------------------------

                                   PRINTING & PACKAGING EQUIPMENT
                                   FINANCE CORPORATION


                                   By: /s/ George A. Wiederaenders
                                      ---------------------------------
                                   Name:   George A. Wiederaenders
                                        -------------------------------
                                   Title:  Treasurer & Chief Accounting
                                         ------------------------------
                                           Officer
                                         ------------------------------